Note: Portions of this exhibit indicated by "[*]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of this Company's confidential treatment request.

                                                                   Exhibit 10.26
                                                                   -------------

                                SUPPLY AGREEMENT
                                ----------------


     This Supply Agreement (the "Agreement") is made effective as of the 27th day of April, 2000 (the "Effective Date"), by and between

Airspan Communications Ltd, a company organised under the laws of England and Wales, with its principal place of business at Cambridge House, Oxford Road, Uxbridge Middlesex UB8 1UN UK represented by: Joseph Caffarelli ("ACL")
and
Telbeskid Sp. z o.o. a company organised under the laws of Poland, with its principal office at Nowy 0Ewiat Str.2, 33-300 Nowy S.cz, Poland and registered under the entry H/B of the commercial register being kept and maintained by the
Municipal Court of Nowy S.cz, No...................... Represented by Lubomir
Gliniecki  ("Purchaser").


                                  WITNESSETH:

     WHEREAS, ACL is engaged in the design and manufacture of various telecommunications product lines including, among others, those ACL products more completely described in Exhibit A hereto (the ACL products described in Exhibit A of this Agreement, as from time to time amended in accordance with the provisions of this Agreement, are hereinafter called the "ACL Products"); and

     WHEREAS, Purchaser is engaged in the operation of telecommunications systems; and

     WHEREAS, during the Term (as defined below) of this Agreement, ACL desires to supply to Purchaser, and Purchaser wishes to acquire from ACL, the ACL Products on the terms and conditions contained in this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises herein contained, it is hereby agreed as follows:

1.   SCOPE.
     -----

     1.1 This Agreement shall remain in effect for a period of 24 months from the Effective Date (the "Term").

     1.2 During the Term, in accordance with each purchase order issued by Purchaser and accepted by ACL, ACL shall:

a. Engineer, sell, and deliver that equipment so specified in the order ("Equipment" being defined as the hardware component of each product being offered under the terms and conditions of this Agreement);

b. Grant to Purchaser a non-transferrable, non-exclusive, paid-up licence to use the Software (as defined in Section 10.1) during the useful life of the associated Equipment on the terms and conditions set forth in the Software Licence, Section 10; and

c. Test and install the Equipment and/or Software (the "Installation Services") if Purchaser elects to purchase the Installation Services, and ACL accepts the obligation to perform such services, or if such services are included in the price of the Equipment or Software.

d. The equipment shall undergo all regulatory approval procedures required by the relevant law and at the time of shipment will comply with the standards of the Polish market as stipulated in the following documents:

 .    Appendix No. 2 to the Regulation of September 4, 1997, by the Minister of
     Communications - General Technical Terms and Requirements for Customer Radio Access Systems in the Polish Public Communication Network

 .    Appendix No. 17 to the Regulation of July 16, 1993, by the Minister of
     Communications -Technical and Exploitation Requirements for Customer Transmission Data Systems for Phone Lines


e. The equipment shall comply with the following regulations at the time of shipment:

 .    "Technical Requirements for Receivers of Customer Radio Access Systems" of
     TP S.A. (regulation No. 1 of the President of the TP S.A., of January 12,
     1998)

 .    "Methods and Terms of Analysis of Customer Radio Access Systems" of TP S.A.
     (regulation No. 1 of the President of the TP S.A., of January 12, 1998)


2.   ORDERING PROCEDURE.
     ------------------

     2.1 The following procedures shall be followed with respect to each purchase order issued by Purchaser:

     a. During the Term, Purchaser will inform ACL of its intent to purchase Equipment and Installation Services (but only if ACL expressly agrees to perform such Installation Services), and license Software, by sending to ACL a written order. This written order (the "Purchase Order") will state the type of Equipment, System, or Installation Services that Purchaser wants to purchase and the Software Purchaser wants to licence, the price of the ordered items (the "Contract Price") as set forth in Exhibit B, "Price List" (which is hereby incorporated by reference) and the proposed delivery and installation dates, if applicable.

     b. Each Purchase Order shall specifically incorporate by reference the terms and conditions of this Agreement, and no additional or different terms and conditions stated in a Purchase Order, any letter, or otherwise shall be binding unless expressly referred and agreed to by ACL in writing. In the event of a conflict between the terms and conditionst of this Agreement and of any Purchase Order issued hereunder, or if the Purchase Order does not reference the terms and conditions of this Agreement, the terms and conditions of this Agreement shall control.

     c. ACL and Purchaser agree that the equipment will be delivered according to the following schedule:


          June 15th, 2000 - Access Concentrator, Central terminals, Software and NMS, Documentation, installation tools and services (per Exhibit B), 500 Subscriber Terminals.
          July 15th, 2000 - 400 Subscriber Terminals
          August 15th, 2000 - 500 Subscriber Terminals
          September 15th, 2000 - 600 Subscriber Terminals
          October 15th, 2000 - 700 Subscriber Terminals
          November 15th, 2000 - 1098 Subscriber Terminals


3.   CONTRACT PRICE.
     --------------

     3.1 The Contract Price for each item of Equipment, Installation Services, or Software is as specified in Exhibit B and shall be paid to ACL in dollars of the USA. The Contract Price includes:

               a. The price of the Equipment;

               b. The fee for the licensing of the Software;

               c. If Installation Services are ordered and such order is accepted by ACL, the charges for installing and testing each unit of Equipment or Software;

               d. The charges for the warranty of the Equipment and Software in accordance with Section 7; and

               e. Transportation charges in accordance with ACL's delivery obligations set forth in Section 5.1.

     3.2 The Contract Price, as listed in Exhibit B, shall not include value added tax and any other applicable duties, taxes or imposts (including, but not limited to, any export or import duties), all of which shall be for Purchaser's account, but Purchaser shall not be required to pay any tax assessed on ACL's income.

4.   PAYMENT TERMS.
     -------------

     4.1 If a Purchase Order is accepted by ACL, ACL will issue an invoice (the "Invoice") to Purchaser within fifteen (15) business days of ACL's receipt of the written Purchase Order from Purchaser. The Invoice specifically shall identify the Equipment, Software, or Systems so ordered, and the Contract Price of such items. Installation Services shall separately be invoiced within fifteen (15) business days of ACL's receipt of a written Purchase Order for same, and only if the order for Installation Services is expressly accepted by ACL. The Invoice also shall state the total due to ACL from Purchaser (the "Invoice Total"), which shall include the Contract Price, and any applicable taxes, duties, and other fees due pursuant to Section 3.2 of this Agreement.

     4.2 Payment for order in accordance to Exhibit B shall be as follows:.

     25% of the Total Contract value to be paid on or before May 15th. This amount will be deducted from amount due by last equipment delivery according to the contract.
     50% of the invoice sum for delivered equipment upon shipment
     50% of the invoice sum for delivered equipment 90 days after delivery Payment will be deemed to have been made upon receipt of funds in ACL's bank in the United Kingdom by wire (or telegraphic) transfer.


     4.4 In the case of payment by wire (or telegraphic) transfer, the funds must be received in ACL's designated bank before shipments will be initiated. The transfer instructions are:

     Bank:  Lloyds Bank
            32 Commercial Way
            Woking
            Surrey GU21 1ER
            UK

     Sort Code:     30-99-80

     Account Name:  ACL Communications Limited

     Account No:  11232312

     Further Instructions:  "Reference (customer name) P.O. No. _______,
                            Payment of Invoice No. _________."

     4.5 If the cost to ACL of performing this Agreement increases as a result of any change to the law or any reason beyond ACL's reasonable control, such increase shall be added to the Contract Price. ACL shall notify Purchaser of its reasonable estimate which Purchaser shall be deemed to have accepted unless it notifies ACL to the contrary within 14 calendar days.

5.   DELIVERY, TITLE, AND RISK OF LOSS.
     ---------------------------------

     5.1 All Equipment and Software will be delivered by ACL CIP Nowy S.cz, Poland (as defined in Incoterms), ACL's point of shipment. If requested by Purchaser, ACL may arrange for shipment to be made to Purchaser's identified warehouse facilities in Nowy S.cz or freight forwarder, subject to approval in writing by ACL in advance of shipment. Unless specified in Purchaser's order, ACL will select the mode of shipment and the carrier. ACL will be responsible for and pay all packing, shipping, freight, and insurance charges.

          In this Agreement, "Incoterms" means the most recent international rules for the interpretation of trade terms published by the International Chamber of Commerce as in force at the date when this Agreement is made. Unless the context otherwise requires, any term or expression which is defined in or given a particular meaning by the provisions of the Incoterms shall have the same meaning in this Agreement, but if there is any conflict between the provisions of the Incoterms and this Agreement, the latter shall prevail.

     5.2 Title and all risk of loss or damage to the Equipment and Software will pass to Purchaser upon delivery by ACL to Purchaser.

     5.3  The Software shall at all times remain the exclusive property of ACL.

     5.4 Unless Purchaser clearly advises ACL to the contrary in writing, ACL may make partial deliveries on account of Purchaser's orders. Delay in delivery of any instalment shall not relieve Purchaser of its obligation to accept the remaining deliveries.

     5.5 ACL will use reasonable efforts to meet Purchaser's requested delivery schedules for Equipment and Software, but ACL reserves the right to refuse, cancel, or delay delivery to Purchaser when Purchaser's credit is impaired, when Purchaser is delinquent in payments or fails to meet other credit or financial requirements reasonably established by ACL, or when

Purchaser has failed to perform its obligations under this Agreement. Should orders for Equipment and Software exceed ACL's available inventory, ACL will allocate its available inventory and make deliveries on a basis that ACL deems equitable, in its sole discretion, and without liability to Purchaser on account of the method of allocation chosen or its implementation. In any event, ACL shall not be liable for any direct, indirect, consequential, or special losses or damages (including, but not limited to, loss of income or profit and loss of data) that may be suffered by the Purchaser or by any other person for failure to deliver or for any delay or error in delivery of Equipment or Software for any reason whatsoever.

6.   SUBCONTRACTING.  ACL reserves the right to subcontract such portions of:
     --------------
(a) the Equipment manufacture and/or Software; and/or (b) installation to subcontractors of ACL's choice as ACL deems appropriate.

7.   WARRANTY.
     --------

     7.1 THE WARRANTIES SET FORTH IN SECTIONS 7 AND 8 OF THIS AGREEMENT ARE IN LIEU OF ALL OTHER WARRANTIES AND CONDITIONS, WHETHER EXPRESS OR IMPLIED, INCLUDING THE IMPLIED TERMS OF SATISFACTORY QUALITY AND FITNESS FOR A PARTICULAR PURPOSE.

     7.2 Subject to Sections 7.3 and 7.4, ACL warrants that the Equipment sold to Purchaser under this Agreement shall, under normal use and service, be free from defects in materials and faulty workmanship, and that the Software licensed to Purchaser under this Agreement shall conform in all material respects to ACL's published specifications therefor. If Installation Services are ordered, the warranty period shall be eighteen (18) months from Delivery. (Hereinafter, this period of time shall be referred to as the "Warranty Period.")

     7.3 ACL's obligation and Purchaser's sole remedy under this warranty are limited to the replacement or repair, at ACL's option, of the defective Equipment or Software within the Initial Warranty Period. ACL shall have no obligation to remedy any such defect if it can be shown that: (a) the Equipment or Software was altered, repaired, or reworked by any party other than ACL without ACL's written consent; (b) such defects were the result of Purchaser's improper storage, mishandling, abuse, or misuse of the Equipment or Software;
(c) such defects were the result of Purchaser's use of the Equipment or Software in conjunction with equipment electronically or mechanically incompatible or of an inferior quality; or (d) the defect was the result of damage by fire, explosion, power failure, or any act of nature.

     7.4 In no event shall ACL be obliged to provide on-site maintenance. Subject to the provisions of this warranty clause, defective parts or components must be returned by Purchaser to ACL's point of manufacture facility, freight prepaid, within the Initial Warranty Period, and said defective parts will be repaired or replaced by ACL at no charge to Purchaser. Risk of loss or damage to Equipment or Software returned to ACL for repair or replacement shall be borne by Purchaser until delivery to ACL. Upon delivery of such Equipment or Software, ACL shall assume the risk of loss or damage until that time that the Equipment or Software being repaired or replaced is returned and delivered to Purchaser. Purchaser will pay all transportation costs for Equipment or Software shipped to ACL for repair or replacement. ACL shall pay all transportation costs associated with returning repaired or replaced Equipment or Software to Purchaser.

     7.5 ACL will charge Purchaser for any maintenance carried out which is not covered by the warranties contained in Section 7.2 or Section 8 at ACL's then prevailing standard rates for such services.

8.   WARRANTY ON REPAIRED MATERIALS.  ACL warrants that the Equipment or
     ------------------------------
Software returned to ACL for repair shall be free from defective materials and faulty workmanship and that the Software will conform in all material respects to ACL's published specifications therefor for one hundred and thirty five (135) days from date of shipment from ACL to Purchaser or until the end of the Initial Warranty Period, whichever is longer.

9.   LIMITATION OF LIABILITY.
     -----------------------

     9.1 WITHOUT PREJUDICE TO SECTION 9.4, IN NO EVENT SHALL ACL HAVE ANY LIABILITY TO PURCHASER FOR LOSS OF PROFITS, INCOME OR DATA, INCIDENTAL, CONSEQUENTIAL, OR INDIRECT DAMAGES OR LOSSES ARISING FROM THIS AGREEMENT OR ANY COLLATERAL CONTRACT, WHETHER CAUSED BY NEGLIGENCE, BREACH OF CONTRACT OR OTHERWISE, OR FOR LOSS, DAMAGE, OR EXPENSE INDIRECTLY ARISING FROM THE USE OF THE EQUIPMENT OR THE SOFTWARE, OR THE INABILITY TO USE THEM EITHER SEPARATELY OR IN COMBINATION WITH OTHER EQUIPMENT OR SOFTWARE, OR FROM ANY OTHER CAUSE.

     9.2 Without prejudice to Sections 9.3 and 9.4, ACL's liability for breach of this Agreement shall in no circumstance exceed the Contract Price.

     9.3 ACL shall be liable for physical damage to Purchaser's property resulting from its negligence up to a maximum of $1,000,000.

     9.4 Nothing in this Agreement shall exclude or in any way limit ACL liability for death or personal injury caused by its negligence.

10.  SOFTWARE LICENCE.
     ----------------

     10.1 ACL shall grant Purchaser a nonexclusive, non-transferrable license to use the Software, only with the Equipment purchased under this Agreement. Software licensed under this Agreement is defined as computer programs contained on a magnetic tape, disc, semiconductor device, or other memory, including: (a) hardwired logic instructions which manipulate data in the central processor and which control input-output operations, error diagnostics, and recovery routine; and (b) instruction sequences in machine-readable code which control call processing, peripheral equipment, and administration and maintenance functions as well as associated documentation used to describe, maintain, and use the programs.

     10.2 Any Software provided to Purchaser by ACL shall be treated as the exclusive property of ACL, and Purchaser shall: (1) treat such Software as Confidential Information under Section 12 of this Agreement; (2) utilise such Software or any portions or aspects thereof (including any methods or concepts utilised therein) solely in conjunction with the Equipment; (3) return to ACL all memory media, documentation and/or other material that has been modified, updated or replaced; (4) not modify, disassemble or decompile such Software, or reverse engineer any portion of the Software or functioning of the ACL Products, or permit others to do so, without ACL's prior written consent; and (5) not reproduce or copy such Software in whole or in part except for backup and archival purposes or as otherwise permitted in writing by ACL. Information to achieve interoperability of the Software with independently created programs, within the meaning of Article 6 of the Directive on the Legal Protection of Computer Programs, is available from ACL on written request.

     10.3 The obligations of Purchaser under this Section 10 shall survive the termination of this Agreement for any reason and shall continue even if the Software is no longer utilised with the Equipment.

11.  DOCUMENTATION.  ACL shall furnish that documentation, if any, specified in
     -------------
Exhibit B to Purchaser to be used for the operation and ongoing maintenance of the Equipment and Software. All such documentation is to be treated in accordance with the terms of Section 12. Updates to the documentation shall be at no charge during the Initial Warranty Period.

12.  CONFIDENTIAL INFORMATION.
     ------------------------

     12.1 All technical information, documentation, Software and other proprietary information ("Confidential Information") supplied by ACL to Purchaser under this Agreement, except for that which may be in the public domain, shall, as between the parties hereto, be treated as the confidential and proprietary information of ACL. Purchaser, except as specifically authorised in writing by ACL, shall: (a) not disclose any Confidential Information received from ACL to any person, except to its employees on a "need-to-know" basis; (b) not reproduce any Confidential Information received from ACL, in whole or in part; (c) use any Confidential Information received from ACL only for operation and maintenance of the Equipment; and (d) indemnify ACL for any loss or damages resulting from a breach of this Section 12.

     12.2 If this Agreement is terminated or cancelled, or if Purchaser is found to have breached any of the provisions of Sections 10 or 12, Purchaser agrees to immediately return all technical information, documentation, and Software to ACL. In any event, the obligations of Sections 10 and 12 will survive termination or cancellation of this Agreement.

13.  EXCUSABLE DELAY.  ACL shall not suffer any liability for non-performance,
     ---------------
defective performance, or late performance under this Agreement due to causes beyond its control and without its fault or negligence such as, but not limited to, acts of God, war (including civil war), civil unrest, acts of government, fire, floods, explosions, the elements, epidemics, quarantine, restrictions, strikes, lock-outs, plant shutdown, material shortages, or delays in transportation or delays of its suppliers or subcontractors for like cause. In the event of excusable delay as defined in the preceding sentence, then ACL, upon giving prompt written notice to Purchaser, shall be excused from such performance on a day-to-day basis to the extent of such prevention, restriction, or interference (and Purchaser shall likewise be excused from performance of its obligations on a day-to-day basis to the extent Purchaser's obligations relate to the performance so prevented, restricted, or interfered with), provided that ACL shall use its best endeavours to avoid or remove such causes of non-performance and both parties shall proceed to perform with dispatch whenever such causes are removed or cease to exist. ACL reserves the right to cancel or otherwise terminate this Agreement if Purchaser's performance is delayed for a period of more than thirty (30) days.

14.  GENERAL INDEMNITY.
     -----------------

     14.1 ACL agrees to indemnify and hold Purchaser harmless against all costs, expenses, liabilities, damages, losses, claims, or proceedings incurred by Purchaser in an action by a third party alleging that Purchaser's use of the Equipment or the Software, separately or in combination, as a whole or in part, constitutes an infringement of their intellectual property rights wherever in the world enforceable, including applications to register and rights to apply for any such rights ("Intellectual Property Rights"). ACL agrees to defend Purchaser against any such claims and to pay all litigation costs, reasonable lawyer's fees, settlement payments, and any damages awarded or resulting from any such claim.

14.2 Purchaser shall promptly advise ACL of any such suit, claim, or proceeding and shall co-operate with ACL in the defence or settlement thereof. ACL shall have sole control of the defence of any action involving such a claim and of all negotiations for its settlement.


     14.3 This indemnity shall not apply to claims arising in respect of the use of the Equipment or Software supplied by ACL or manufactured by its suppliers in accordance with any design or any special instruction furnished by Purchaser, or which is used by Purchaser in a manner or for a purpose not contemplated by this Agreement.

     14.4 The provisions of this Section 14 set forth the entire obligation of ACL with respect to any claim of infringement of Intellectual Property Rights.


15.  REMEDIES AND TERMINATION.
     ------------------------

     15.1 ACL shall have the right, prior to payment to ACL of the Invoice Total, to suspend its performance under this Agreement by written notice to Purchaser and forthwith remove and take possession of any Equipment and Software which has been delivered if Purchaser shall: (a) become insolvent; (b) have a receiver or manager appointed over the whole or any part of its assets or business; (c) make any composition or arrangement with its creditors; (d) take or suffer any similar action in consequence of debt, or an order or resolution is made for its dissolution or liquidation (other than for the purpose of amalgamation or reconstruction); or (e) if Purchaser attempts to resell the Equipment or Software without the consent of ACL.

     15.2 In the event of any material breach of this Agreement by either party which shall continue for thirty (30) or more days after written notice of such breach (including a reasonably detailed statement of the nature of such breach) shall have been given to the breaching party by the aggrieved party, the aggrieved party shall be entitled at its option: (a) if the aggrieved party is Purchaser, to suspend its performance under Section 4 of the Agreement for as long as the breach continues uncorrected; or (b) if the aggrieved party is ACL, to suspend performance of all of its obligations under the Agreement for as long as the breach continues uncorrected; (c) to avail itself of any and all remedies available at law or equity whether or not it elects to suspend its performance under Section 15.2(a) or 15.2(b) as applicable; or (d) to terminate this Agreement.

     15.3 In the event (a) either party fails timely to discharge its obligations under this Agreement and (b) the aggrieved party employs a lawyer in order to collect any amount due and unpaid or to enforce any right or remedy hereunder, then the defaulting party agrees that, in addition to all amounts due hereunder, it shall pay all costs of collection or enforcement including court costs and reasonable Lawyer's fees.

16.  PURCHASER'S RESPONSIBILITIES.  To the extent that Purchaser requests
     ----------------------------
Installation Services, and ACL accepts the Purchase Order for such Installation Services, then:

     a. Purchaser shall ensure that all ACL-designated personnel have access to Purchaser's premises and the Equipment during the times necessary to install, maintain, and service the Equipment. ACL's personnel shall comply with site and security regulations as specified by Purchaser.

     b. Purchaser shall provide reasonable working space and facilities including heat, light, ventilation, electric current and outlets for use by ACL's designated personnel. Adequate storage space for equipment and materials shall be made available by Purchaser as required. All such facilities shall be provided at no charge to ACL.

     c. Any information which ACL reasonably requests from Purchaser and which is required for ACL properly to install or maintain the Equipment shall be provided by Purchaser in a timely fashion and form reasonably specified by ACL.

     d. Purchaser shall not perform, or attempt to perform, or cause to be performed any maintenance or repair to the Equipment during the term of this Agreement, other than pursuant to this Agreement, without ACL's prior, written consent.

17.  NOTICES.  All notices, requests, consents and other communications
     -------
hereunder must be in writing and will be deemed to have been properly given when actually received by the party to whom sent, at the following addresses:


If to ACL:                              If to PURCHASER:
The Contract Manager
Airspan Communications Ltd              Telbeskid Sp. z o.o.
Cambridge House,                        Ul. Nowy . wiat 2
Oxford Road,                            33-300 Nowy S . cz
Uxbridge Middlesex                      Poland
UB8 1UN  UK



18.  HARDWARE AND SOFTWARE VERIFICATION
     ----------------------------------

     18.1 If Installation Services are ordered, ACL shall, upon completion of the installation, test the Equipment. Purchaser may witness the installation and performance test.

     18.2 When the Equipment and Software have satisfactorily completed all of ACL's tests, ACL shall provide Purchaser with a "Hardware and Software Verification" certificate. Provision of the certificate to Purchaser will be deemed, for purposes of this Agreement, as "Completion of Installation".

19.  PUBLICITY.  ACL and Purchaser agrees not to publish any press releases or
     ---------
otherwise publicise the existence, or any of the terms, of this Agreement without the prior written consent of the other party.

20.  MISCELLANEOUS.
     -------------

     20.1 This Agreement shall be construed in accordance with and governed by the laws of England and Wales, without regard to its conflicts of law rules.

     20.2 Any dispute, controversy or claim between the parties arising out of, or in connection with, this Agreement, or the breach, termination or validity thereof will be resolved by mutual agreement of the parties. If any dispute, controversy, or claim arising out of or relating to this Agreement, or the breach, termination, or validity thereof is unable to be resolved by mutual agreement of the parties, each of the parties hereby (i) agrees that any action, suit, or proceeding with respect to this Agreement (other than an action for injunctive or equitable relief within the Territory) against it or its properties or revenues must be brought exclusively in the English courts sitting in London, England, and (ii) irrevocably submits to the exclusive jurisdiction of any such court and any appellate court from any order or judgement thereof in any such action, suit, or proceeding. Purchaser hereby irrevocably agrees that all claims in respect of such action, suit, or proceeding may be heard and determined in such courts. Purchaser hereby irrevocably waives, to the fullest extent it may effectively do so, the defence of an inconvenient forum to the maintenance of such action, suit, or proceeding. Purchaser agrees that a final judgement in any such action, suit, or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgement or in any other manner provided by law.

     20.3 ACL's delay or failure to enforce at any time any of the provisions of this Agreement or any right with respect thereto, or to exercise any option herein provided shall in no way be construed to be a waiver of such provision, rights, or options, or in any way to affect its right later to enforce them. ACL's exercise of any of its rights hereunder or of any options hereunder under the terms or covenants herein shall not preclude or prejudice ACL from thereafter exercising the same or any right which it may have under this Agreement, irrespective of any previous action or proceeding taken by ACL hereunder.

     20.4 This Agreement shall be binding upon and inure to the benefit of the successors and assigns of ACL and shall be binding upon and inure to the benefit of Purchaser's heirs, legal representatives, successors and permitted assigns.

     20.5 This Agreement and any Exhibit hereto shall be modified only by an instrument in writing that is signed by duly-authorised representatives of the parties.

     20.6 This Agreement is executed in Polish and English

     20.7 The provisions of this Agreement are severable, and if any provision is held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability will affect only such provision or part thereof in such jurisdiction, and will not in any manner affect the provision in any other jurisdiction, or any other provision in this Agreement in any other jurisdiction. To the extent legally permissible, an arrangement that reflects the original intent of the parties will be substituted for such invalid or unenforceable provision.

     20.8 All obligations that by their nature survive the expiration, cancellation or termination of this Agreement shall remain in effect after its expiration, cancellation or termination.

     20.9 Purchaser shall not be entitled to assign this Agreement or its rights under it without the prior written consent of ACL. ACL may assign the Agreement or its rights under it without recourse to Purchaser.

     20.10 In the performance of its obligations under this Agreement, Purchaser shall at all times strictly comply with all export laws, regulations, and orders of the United Kingdom and the United States of America. Purchaser specifically acknowledges that Equipment, Software or technology supplied or licensed by ACL under this Agreement are subject to U.K. and U.S. trade sanctions and export control laws and regulations including, but not limited to, the various Foreign Assets Control Regulations, the Export Administration Regulations, and the International Traffic in Arms Regulations. Purchaser specifically acknowledges that Equipment, Software, or technology obtained from ACL pursuant to this Agreement shall not be exported, reexported, transhipped, disclosed, diverted, or transferred, directly or indirectly, contrary to U.K. and U.S. laws, orders or regulations.

21. This document constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all previous communications, representations, understandings and agreements, either oral or written, between the parties or any official or representative thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Effective Date, such parties acting by their officers, being thereunto duly authorised.



Airspan Communications Ltd                 Telbeskid Sp. z o.o.



\s\ Joseph J. Caffarelli.................  \s\ Lubomir Glinecki...
------------------------                   -----------------------
Joseph Cafarelli                           Lubomir Gliniecki
Senior Vice President &                    President of Board
Chief Financial Officer

                                    EXHIBIT A
                                    ---------

                                 "ACL Products"

                                     AS 4000
                                     AS 8100

                                   EXHIBIT B
                                   ---------

                                   Price List
                                   ----------

                    TELBESKID PROJECT 99128-APRIL 2000-04-27

                                  MASLANA GORA

------------------------------------------------------------------------------------------------------------------
Catalogue Number and Item description                           Basic        Total       Price     Extended Price
------------------------------------------------------------------------------------------------------------------
Subscriber Terminals
------------------------------------------------------------------------------------------------------------------
801-6112:  ST-R1 1-line 64k or 32k POTS 3.4-3.6 GHz               *            *          $*             $*
Plan 1 (Ant, SIU, PSU.batt)
------------------------------------------------------------------------------------------------------------------
801-6122:  ST-R2 2-line 64k or 32k POTS 3.4-3.6 GHz               *            *          $*             $*
Plan 1 (Ant, SIU, PSU, batt)
------------------------------------------------------------------------------------------------------------------
802-6112:  ST-S1 1-line 64k or 32k POTS 3.4-3.6 GHz               *            *          $*             $*
Plan 1 (Ant, SIU, PSU, batt)
------------------------------------------------------------------------------------------------------------------
803-6142:  ST-N4 4-line 32k POTS 3.4-3.6 GHz Plan 1               *            *          $*             $*
(Ant, SIU, PSU, batt)
------------------------------------------------------------------------------------------------------------------
804-6111:  St-B1 (ISDN 2B+D) 3.4-3.6 GHz Plan 1                   *            *          $*             $*
(Ant, SIU, PSU)
------------------------------------------------------------------------------------------------------------------
805-6112:  ST-L128 128kbit/s or 1x64kbit/s (DATA) 3.4-            *            *          $*             $*
3.6 GHz Plan 1 (Ant, SIU, PSU, batt)
------------------------------------------------------------------------------------------------------------------
Total Subscriber Terminals                                                                               $*
------------------------------------------------------------------------------------------------------------------
CT and AC Rack mechanics
------------------------------------------------------------------------------------------------------------------
700-0002:  CT Rack with RF Combiner shelf + 2 DA                  *            *          $*             $*
Modem shelves
------------------------------------------------------------------------------------------------------------------
700-0011:  CT Expansion Rack with 1 DA Modem shelf                *            *          $*             $*
------------------------------------------------------------------------------------------------------------------
700-0012:  CT Expansion Rack with 2 DA Modem shelves              *            *          $*             $*
------------------------------------------------------------------------------------------------------------------
Total CT and AC Rack mechanics                                                                           $*
------------------------------------------------------------------------------------------------------------------
CT Antenna Systems
------------------------------------------------------------------------------------------------------------------
710-6931:  Directional Antenna, 1 feeder port, 65 Deg             *            *          $*             $*
3.4-3.6 GHz
------------------------------------------------------------------------------------------------------------------
Total CT Antenn Systems                                                                                  $*
------------------------------------------------------------------------------------------------------------------
CT Antenna Feeder
------------------------------------------------------------------------------------------------------------------
712-0000:  CT Antenna Feeder (1x50m) + Installation kit           *            *          $*             $*
------------------------------------------------------------------------------------------------------------------
Total CT Antenna Feeder                                                                                  $*
------------------------------------------------------------------------------------------------------------------
CT FA and DA RF plug in sets
------------------------------------------------------------------------------------------------------------------
720-6100:  CT RF full plug in set 3.4-3.6 GHz Plan 1              *            *          $*             $*
(2PA+MON+3PSU+2DIPLNA)
------------------------------------------------------------------------------------------------------------------
Total CT FA and DA RF plug in sets                                                                       $*
------------------------------------------------------------------------------------------------------------------
CT DA Modem shelf card sets
------------------------------------------------------------------------------------------------------------------
750-6100:  DA Modem shelf full card set 3.4-3.6 GHz               *            *          $*             $*
Plan 1 (RF+AU+TU+SC+2PSU+6 Modems)
------------------------------------------------------------------------------------------------------------------
Total CT DA Modem shelf card sets                                                                        $*
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Total                                                                                                    $*
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
[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 KAMIENNA GORA

Catalogue Number and Item description                           Basic        Total       Price     Extended Price
------------------------------------------------------------------------------------------------------------------
Subscriber Terminals
------------------------------------------------------------------------------------------------------------------
801-6112:  ST-R1 1-line 64k or 32k POTS 3.4-3.6 GHz               *            *           $*            $*
Plan 1 (Ant, SIU, PSU, batt)
------------------------------------------------------------------------------------------------------------------
801-6122:  ST-R2 2-line 64k or 32k POTS 3.4-3.6 GHz               *            *           $*            $*
Plan 1 (Ant, SIU, PSU, batt)
------------------------------------------------------------------------------------------------------------------
802-6112:  ST-S1 1-line 64k or 32k POTS 3.4-3.6 GHz               *            *           $*            $*
Plan 1 (Ant, SIU, PSU, batt)
------------------------------------------------------------------------------------------------------------------
803-6142:  ST-N4 4-Line 32k POTS 3.4-3.6 GHz Plan 1               *            *           $*            $*
(Ant, SIU, PSU, batt)
------------------------------------------------------------------------------------------------------------------
804-6111:  ST-B1 (ISDN 2B+D) 3.4-3.6 GHz Plan 1                   *            *           $*            $*
(Ant, SIU, PSU)
------------------------------------------------------------------------------------------------------------------
805-6112:  ST L-128 128kbit/s or 1x64kbit/s (DATA) 3.4-           *            *           $*            $*
3.6 GHz Plan 1 (Ant, SIU, PSU, batt)
------------------------------------------------------------------------------------------------------------------
Total Subscriber Terminals                                                                               $*
------------------------------------------------------------------------------------------------------------------
CT and AC Rack mechanics
------------------------------------------------------------------------------------------------------------------
700-0002:  CT Rack with RF Combiner shelf + 2DA Modem            *             *           $*            $*
 shelves
------------------------------------------------------------------------------------------------------------------
700-0012:  CT Expansion Rack with 2 DA Modem                     *             *           $*            $*
shelves
------------------------------------------------------------------------------------------------------------------
Total CT and AC Rack mechanics                                                                           $*
------------------------------------------------------------------------------------------------------------------
CT Antenna Systems
------------------------------------------------------------------------------------------------------------------
710-6931:  Directional Antenna, 1 feeder port, 65 Deg            *             *           $*           $*
3.4-3.6 GHz
------------------------------------------------------------------------------------------------------------------
Total CT Antenna Systems                                                                                $*
------------------------------------------------------------------------------------------------------------------
CT Antenna Feeder
------------------------------------------------------------------------------------------------------------------
712-0000:  CT Antenna Feeder (1x50m) + Installation kit          *             *           $*           $*
------------------------------------------------------------------------------------------------------------------
Total CT Antenna Feeder                                                                                 $*
------------------------------------------------------------------------------------------------------------------
CT FA and DA RF plug in sets
------------------------------------------------------------------------------------------------------------------
720-6100:  CT RF ful plug in set 3.4-3.6 GHz Plan 1              *             *           $*           $*
(2PA+MON+3PSU+2DIPLNA)
------------------------------------------------------------------------------------------------------------------
Total CT FA and DA RF plug in sets                                                                      $*
------------------------------------------------------------------------------------------------------------------
CT DA Modem shelf card sets
------------------------------------------------------------------------------------------------------------------
750-6100:  DA Modem shelf full card set 3.4-3.6 GHz              *             *           $*           $*
Plan 1 (RF+AU+TU+SC+2PSU+6 Modems)
------------------------------------------------------------------------------------------------------------------
Total CT DA Modem shelf card sets                                                                       $*
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

Total                                                                                                   $*
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  NOWY SACZ 2

Catalogue Number and Item description                           Basic        Total       Price     Extended Price
------------------------------------------------------------------------------------------------------------------
Subscriber Terminals
------------------------------------------------------------------------------------------------------------------
801-6112:  ST-R1 1-line 64k or 32k POTS 3.4-3.6 GHz               *            *          $*             $*
Plan 1 (Ant, SIU, PSU, batt)
------------------------------------------------------------------------------------------------------------------
801-6122:  ST-R2 2-line 64k or 32k POTS 3.4-3.6 GHz               *            *          $*             $*
Plan 1 (Ant, SIU, PSU, batt)
------------------------------------------------------------------------------------------------------------------
802-6112:  ST-S1 1-line 64k or 32k POTS 3.4-3.6 GHz               *            *          $*             $*
Plan 1 (Ant, SIU, PSU, batt)
------------------------------------------------------------------------------------------------------------------
803-6142:  ST-N4 4-Line 32k POTS 3.4-3.6 GHz Plan 1               *            *          $*             $*
(Ant, SIU, PSU, batt)
------------------------------------------------------------------------------------------------------------------
804-6111:  ST-B1 (ISDN 2B+D) 3.4-3.6 GHz Plan 1                   *            *          $*             $*
(Ant, SIU, PSU)
------------------------------------------------------------------------------------------------------------------
805-6111:  ST-L128 128kbit/s or 1x64kbit/s (DATA) 3.4-            *            *          $*             $*
3.6 GHz Plan 1 (Ant, SIU, PSU)
------------------------------------------------------------------------------------------------------------------
Total Subscriber Terminals                                                                               $*
------------------------------------------------------------------------------------------------------------------
CT and AC Rack mechanics
------------------------------------------------------------------------------------------------------------------
700-0002:  CT Rack with RF Combiner shelf + 2 DA                  *            *          $*             $*
Modem shelves
------------------------------------------------------------------------------------------------------------------
Total CT and AC Rack mechanics                                                                           $*
------------------------------------------------------------------------------------------------------------------
CT Antenna Systems
------------------------------------------------------------------------------------------------------------------
711-6902:  Dual feeder port Omni Antenna system 3.4-              *            *          $*             $*
3.6 GHz
------------------------------------------------------------------------------------------------------------------
Total CT Antenna Systems                                                                                  $*
------------------------------------------------------------------------------------------------------------------
CT Antenna Feeder
------------------------------------------------------------------------------------------------------------------
713-0000:  CT Antenna Feeder (2x50m) + Installation kit           *            *          $*             $*
------------------------------------------------------------------------------------------------------------------
Total CT Antenna Feeder                                                                                  $*
------------------------------------------------------------------------------------------------------------------
CT FA and DA RF plug in sets
------------------------------------------------------------------------------------------------------------------
720-6100:  CT RF full plug in set 3.4-3.6 GHz Plan 1              *            *          $*             $*
(2PA+MON+3PSU+2DIPLNA)
------------------------------------------------------------------------------------------------------------------
Total CT FA and DA RF plug in sets                                                                       $*
------------------------------------------------------------------------------------------------------------------
CT DA Modem shelf card sets
------------------------------------------------------------------------------------------------------------------
750-6100:  DA Modem shelf full card set 3.4-3.6 GHz               *            *          $*             $*
Plan 1 (RF+AU+TU+SC+2PSU+6 Modems)
------------------------------------------------------------------------------------------------------------------
Total CT DA Modem shelf card sets                                                                        $*
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

Total                                                                                                    $*
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

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                KONCENTRATOR, OPROGRAMOWANIE, SZKOLENIE, USLUGI

Catalogue Number and Item description                            Basic        Total       Price     Extended Price
-------------------------------------------------------------------------------------------------------------------
CT and AC Rack mechanics
-------------------------------------------------------------------------------------------------------------------
703-0001:  AC Rack with 1 AC shelf                                 *            *          $*             $*
-------------------------------------------------------------------------------------------------------------------
Total CT and AC Rack mechanics                                                                            $*
-------------------------------------------------------------------------------------------------------------------
AC Shelf plug-ins
-------------------------------------------------------------------------------------------------------------------
773-0000:  AC Shelf full card set for V5.2                         *            *          $*             $*
(2PSU+SC+2XTU+3CU+3CTU+spare CU+spare TU)
-------------------------------------------------------------------------------------------------------------------
Total AC Shelf plug-ins                                                                                   $*
-------------------------------------------------------------------------------------------------------------------
Software and NMS
-------------------------------------------------------------------------------------------------------------------
870-1000:  AS8100 Sitespan Desktop Hardware                        *            *          $*             $*
Platform (Windows NT PC + Serial port expansion.)
-------------------------------------------------------------------------------------------------------------------
870-2100:  AS8100 Sitespan Client/Server software                  *            *          $*             $*
and RTU license
-------------------------------------------------------------------------------------------------------------------
870-2300:  AS8100 Sitespan Shelf License                           *            *          $*             $*
-------------------------------------------------------------------------------------------------------------------
871-2000:  V5.2 License per 2000 subscribers                       *            *          $*             $*
-------------------------------------------------------------------------------------------------------------------
872-1000:  STMON for Windows 98 and NT                             *            *          $*             $*
-------------------------------------------------------------------------------------------------------------------
Total Software and NMS                                                                                    $*
-------------------------------------------------------------------------------------------------------------------
Documentation
-------------------------------------------------------------------------------------------------------------------
880-2000:  AS4000 DA Documentation (CD-ROM)                        *            *          $*             $*
-------------------------------------------------------------------------------------------------------------------
880-2001:  AS4000 DA Documentation (Paper)                         *            *          $*             $*
-------------------------------------------------------------------------------------------------------------------
880-3001:  AS8100 (Sitespan) Documentation (Paper)                 *            *          $*             $*
-------------------------------------------------------------------------------------------------------------------
Total Documentation                                                                                       $*
-------------------------------------------------------------------------------------------------------------------
Installation Tools
-------------------------------------------------------------------------------------------------------------------
882-0000:  Survey Tool (meter box, cables, PSU)                    *            *          $*             $*
-------------------------------------------------------------------------------------------------------------------
883-6102:  DA Survey Head Unit 3.4-3.6 GHz Plan 1                  *            *          $*             $*
-------------------------------------------------------------------------------------------------------------------
884-0000:  Pump-up mast for use with survey tool                   *            *          $*             $*
-------------------------------------------------------------------------------------------------------------------
Total Installation Tools                                                                                  $*
-------------------------------------------------------------------------------------------------------------------
Services
-------------------------------------------------------------------------------------------------------------------
885-1000:  Site Survey (per day, excl T&E)                         *            *          $*             $*
-------------------------------------------------------------------------------------------------------------------
885-2000:  Installation  (per day, excl T&E)                       *            *          $*             $*
-------------------------------------------------------------------------------------------------------------------
885-3000:  Radio Plannng (per day, excl T&E)                       *            *          $*             $*
-------------------------------------------------------------------------------------------------------------------
885-4000:  Airspan Training (per day at Uxbridge for up            *            *          $*             $*
to 6 students, excl T&E)
-------------------------------------------------------------------------------------------------------------------
885-4001:  Airspan Training (per day on Customer                   *            *          $*             $*
premises for up to 6 students, excl T&E)
-------------------------------------------------------------------------------------------------------------------
885-5000:  Project Management (per manager per day,                *            *          $*             $*
excl T&E)
-------------------------------------------------------------------------------------------------------------------
Total Services                                                                                            $*
-------------------------------------------------------------------------------------------------------------------
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Total                                                                                                     $*
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